SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported): March 11, 2002

                                      Wyeth
                 (formerly American Home Products Corporation)

             (Exact name of registrant as specified in its charter)


      Delaware                        1-1225                    13-2526821
(State or other jurisdiction       (Commission File            (IRS Employer
of incorporation)                   Number)                 Identification No.)




Five Giralda Farms, Madison, New Jersey                           07940
(Address of Principal Executive Offices)                       (Zip Code)



        Registrant's telephone number, including area code:  973-660-5000

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Item 5.  Other Events

     On March 11, 2002, American Home Products Corporation changed its corporate name to "Wyeth". Effective March 11, 2002, the common stock of the corporation will be traded on the New York Stock Exchange under the trading symbol "WYE" (NYSE:WYE).


Item 7.    Financial Statements and Exhibits

         (c)  Exhibits

          (99) Press Release, dated March 11, 2002, announcing the effectiveness of the name change of American Home Products Corporation to Wyeth and the change in the trading symbol for the corporation's common stock traded on the New York Stock Exchange to WYE (NYSE:WYE).

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      WYETH

                                      By:  /s/ Paul J. Jones
                                      Vice President and Comptroller
                                      (Duly Authorized Signatory and
                                      Chief Accounting officer)



Dated:  March 11, 2002

                                  EXHIBIT INDEX



          (99) Press Release, dated March 11, 2002, announcing the effectiveness of the name change of American Home Products Corporation to Wyeth and the change in the trading symbol for the corporation's common stock traded on the New York Stock Exchange to WYE (NYSE:WYE).